PIONEER BALANCED VCT PORTFOLIO

                         SPECIAL MEETING OF SHAREHOLDERS

                              DECEMBER 5, 2006

     This proxy is solicited on behalf of the Board of Trustees of Pioneer Variable Contracts Trust (the "Trust"), on behalf of its series, Pioneer Balanced VCT Portfolio (the "Portfolio"). The undersigned hereby appoints John
F. Cogan, Jr., Dorothy E. Bourassa and Christopher P. Harvey, each of them (with full powers of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the above-referenced Portfolio at the Special Meeting of Shareholders of the Portfolio to be held at 2:00 p.m., Eastern time, on December 5, 2006, at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

     The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Meeting and combined Proxy Statement and Prospectus.


                            Date:  [   ], 2006

                            YOUR VOTE IS VERY IMPORTANT.
                            PLEASE COMPLETE, SIGN, DATE AND RETURN
                            THE ENCLOSED PROXY CARD PROMPTLY.


                            ----------------------------------------------------

                            ----------------------------------------------------
                            Signature(s) of Shareholder(s) (Sign in the Box)

                            NOTE: Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

             NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED
             ------------------------------------------------------

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL BELOW IF NO SPECIFICATION IS MADE BELOW.

Your Board of Trustees recommends that you vote "FOR" Proposal 1.

(1) To approve an Agreement and Plan of Reorganization. Under an Agreement and Plan of Reorganization, your Portfolio will transfer all of its assets to Pioneer Ibbotson Moderate Allocation VCT Portfolio (the "Acquiring Portfolio"), a series of the Trust managed by Pioneer Investment Management, Inc., in exchange for shares of the Acquiring Portfolio.

Refer to the combined Proxy Statement and Prospectus to review relevant information regarding the Acquiring Portfolio.

            FOR [_]          AGAINST [_]         ABSTAIN [_]

(2) To transact such other business as may properly come before the meeting.


                 WE NEED YOUR VOTE BEFORE DECEMBER 5, 2006.

                     PLEASE SIGN AND DATE THE REVERSE SIDE.

                          PIONEER EUROPE VCT PORTFOLIO

                         SPECIAL MEETING OF SHAREHOLDERS

                              DECEMBER 5, 2006

     This proxy is solicited on behalf of the Board of Trustees of Pioneer Variable Contracts Trust (the "Trust"), on behalf of its series, Pioneer Europe VCT Portfolio (the "Portfolio"). The undersigned hereby appoints John F. Cogan, Jr., Dorothy E. Bourassa and Christopher P. Harvey, each of them (with full powers of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the above-referenced Portfolio at the Special Meeting of Shareholders of the Portfolio to be held at 2:00 p.m., Eastern time, on December 5, 2006, at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

     The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Meeting and combined Proxy Statement and Prospectus.

                            Date:  [   ], 2006

                            YOUR VOTE IS VERY IMPORTANT.
                            PLEASE COMPLETE, SIGN, DATE AND RETURN
                            THE ENCLOSED PROXY CARD PROMPTLY.


                            ----------------------------------------------------

                            ----------------------------------------------------
                            Signature(s) of Shareholder(s) (Sign in the Box)

                            NOTE: Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

             NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED
             ------------------------------------------------------

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL BELOW IF NO SPECIFICATION IS MADE BELOW.

Your Board of Trustees recommends that you vote "FOR" Proposal 1.

(1) To approve an Agreement and Plan of Reorganization. Under an Agreement and Plan of Reorganization, your Portfolio will transfer all of its assets to Pioneer International Value VCT Portfolio (the "Acquiring Portfolio"), a series of the Trust managed by Pioneer Investment Management, Inc., in exchange for shares of the Acquiring Portfolio.

Refer to the combined Proxy Statement and Prospectus to review relevant information regarding the Acquiring Portfolio.

           FOR [_]          AGAINST [_]         ABSTAIN [_]

(2) To transact such other business as may properly come before the meeting.

                 WE NEED YOUR VOTE BEFORE DECEMBER 5, 2006.

                     PLEASE SIGN AND DATE THE REVERSE SIDE.

                       PIONEER AMPAC GROWTH VCT PORTFOLIO

                         SPECIAL MEETING OF SHAREHOLDERS

                              December 5, 2006

     This proxy is solicited on behalf of the Board of Trustees of Pioneer Variable Contracts Trust (the "Trust"), on behalf of its series, Pioneer AmPac Growth VCT Portfolio (the "Portfolio"). The undersigned hereby appoints John F. Cogan, Jr., Dorothy E. Bourassa and Christopher P. Harvey, each of them (with full powers of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the above-referenced Portfolio at the Special Meeting of Shareholders of the Portfolio to be held at 2:00 p.m., Eastern time, on December 5, 2006, at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

     The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Meeting and combined Proxy Statement and Prospectus.


                            Date:  [   ], 2006

                            YOUR VOTE IS VERY IMPORTANT.
                            PLEASE COMPLETE, SIGN, DATE AND RETURN
                            THE ENCLOSED PROXY CARD PROMPTLY.


                            ------------------------------------------------

                            ------------------------------------------------
                            Signature(s) of Shareholder(s) (Sign in the Box)

                            NOTE: Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

             NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED
             ------------------------------------------------------

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL BELOW IF NO SPECIFICATION IS MADE BELOW.

Your Board of Trustees recommends that you vote "FOR" Proposal 1.

(1) To approve an Agreement and Plan of Reorganization. Under an Agreement and Plan of Reorganization, your Portfolio will transfer all of its assets to Pioneer Oak Ridge Large Cap Growth VCT Portfolio (the "Acquiring Portfolio"), a series of the Trust managed by Pioneer Investment Management, Inc., in exchange for shares of the Acquiring Portfolio.

Refer to the combined Proxy Statement and Prospectus to review relevant information regarding the Acquiring Portfolio.

             FOR [_]            AGAINST [_]          ABSTAIN [_]

(2) To transact such other business as may properly come before the meeting.


                 WE NEED YOUR VOTE BEFORE DECEMBER 5, 2006.

                     PLEASE SIGN AND DATE THE REVERSE SIDE.

                                                Form of Voting Instructions Card
  [Insurance Company Name Prints Here]          Pioneer [________] VCT Portfolio

                         Special Meeting of Shareholders

                              December 5, 2006

     THESE VOTING INSTRUCTIONS ARE REQUESTED BY THE ABOVE-NAMED INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE TRUSTEES OF PIONEER VARIABLE CONTRACTS TRUST (THE "TRUST") ON BEHALF OF ITS SERIES, PIONEER [________] VCT PORTFOLIO.

     This voting instructions card, if properly executed, will be voted by your insurance company in the manner directed by you. If this voting instructions card is executed and no direction is made, this voting instruction card will be voted FOR the proposal and, in the discretion of the insurance company, upon such other business as may properly come before the Special Meeting.

     By signing below, I instruct the insurance company to vote the shares of Pioneer [______] VCT Portfolio related to my contract at the special meeting of shareholders (the "Meeting") to be held at 60 State Street, Boston, Massachusetts 02109, at 2:00 p.m., Eastern time, on December 5, 2006, and any adjournment of the Meeting as indicated on the reverse side of this card.

                             Date:  [     ], 2006

                             ------------------------------------------------

                             ------------------------------------------------
                             Signature(s) of Shareholder(s) (Sign in the Box)

                             If a contract is held jointly, each contract owner should sign. If only one signs, it will be binding. If a contract owner is a business entity, please indicate the title of the person signing.

      NOTE: YOUR VOTING INSTRUCTIONS CARD IS NOT VALID UNLESS IT IS SIGNED
      --------------------------------------------------------------------

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL BELOW IF NO SPECIFICATION IS MADE BELOW.

(1) To approve an Agreement and Plan of Reorganization. Under an Agreement and Plan of Reorganization, your Portfolio will transfer all of its assets to Pioneer [_________] VCT Portfolio (the "Acquiring Portfolio"), a series of the Trust managed by Pioneer Investment Management, Inc., in exchange for shares of the Acquiring Portfolio.

Refer to the combined Proxy Statement and Prospectus to review relevant information regarding the Acquiring Portfolio.

            FOR [_]          AGAINST [_]         ABSTAIN [_]


(2) To transact such other business as may properly come before the meeting.


          WE NEED YOUR VOTING INSTRUCTIONS BEFORE DECEMBER 5, 2006.

                     PLEASE SIGN AND DATE THE REVERSE SIDE.